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                                                                    EXHIBIT 23.1


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


As independent certified public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into Budget Group, Inc.'s previously filed Registration Statement File No.'s 333-41093, 333-42327, 333-47079, 333-49679, 333-49819, 333-58477, 333-59049, 333-59385 and 333-61429.

                                                    ARTHUR ANDERSEN LLP


March 30, 1999,
  Orlando, Florida